SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 10, 2004

(Date of earliest event reported)

MEDICAL DISCOVERIES, INC.

(Exact name of registrant as specified in its charter)

Utah	0-12627	87-0407858

(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

738 Aspenwood Lane
Twin Falls, Idaho 83301
(208) 736-1799

(Address of principal executive offices and telephone number, including area code)

Item 9. Regulation FD Disclosure
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 99

Item 9. Regulation FD Disclosure

     This Current Report on Form 8-K is filed for the purpose of disclosing the press release that was released on August 10, 2004 and is attached hereto as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL DISCOVERIES, INC.
/s/ Judy M. Robinett
Judy M. Robinett
President and Chief Executive Officer

Date: August 10, 2004

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INDEX OF EXHIBITS

Number	Description
99	Press Release issued August 10, 2004

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